THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2020 (Unaudited)

COMMON STOCKS - 84.9%	Shares	Value
Communications - 13.7%
Alphabet, Inc. - Class A (a)	550	$ 963,952
Alphabet, Inc. - Class C (a)	500	875,940
Booking Holdings, Inc. (a)	450	1,002,271
Comcast Corporation - Class A	16,000	838,400
Facebook, Inc. - Class A (a)	5,600	1,529,696
Walt Disney Company (The) (a)	4,550	824,369
		6,034,628
Consumer Discretionary - 9.4%
Amazon.com, Inc. (a)	625	2,035,581
Home Depot, Inc. (The)	2,400	637,488
Lowe's Companies, Inc.	4,695	753,595
TJX Companies, Inc. (The)	11,000	751,190
		4,177,854
Consumer Staples - 6.2%
Dollar Tree, Inc. (a)	6,000	648,240
PepsiCo, Inc.	5,200	771,160
Target Corporation	4,960	875,589
Walmart, Inc.	3,000	432,450
		2,727,439
Energy - 2.4%
Chevron Corporation	7,700	650,265
Total SE - ADR	9,500	398,145
		1,048,410
Financials - 13.6%
Ameriprise Financial, Inc.	4,250	825,903
Chubb Ltd.	2,500	384,800
Goldman Sachs Group, Inc. (The)	3,300	870,243
JPMorgan Chase & Company	9,200	1,169,044
Morgan Stanley	14,300	979,979
PNC Financial Services Group, Inc. (The)	5,200	774,800
Truist Financial Corporation	20,625	988,556
		5,993,325
Health Care - 10.6%
Amgen, Inc.	1,800	413,856
Anthem, Inc.	2,000	642,180
CVS Health Corporation	10,800	737,640
Merck & Company, Inc.	9,500	777,100
Pfizer, Inc.	14,500	533,745
Thermo Fisher Scientific, Inc.	1,900	884,982

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 84.9% (Continued)	Shares	Value
Health Care - 10.6% (Continued)
UnitedHealth Group, Inc.	2,000	$ 701,360
		4,690,863
Industrials - 8.5%
Eaton Corporation plc	7,300	877,022
Lockheed Martin Corporation	1,000	354,980
Norfolk Southern Corporation	3,700	879,157
Raytheon Technologies Corporation	5,800	414,758
Trane Technologies plc	4,300	624,188
United Parcel Service, Inc. - Class B	3,600	606,240
		3,756,345
Materials - 1.6%
Eastman Chemical Company	7,000	701,960

Real Estate - 1.2%
American Tower Corporation	2,400	538,704

Technology - 17.7%
Apple, Inc.	22,800	3,025,332
Broadcom, Inc.	1,400	612,990
Cisco Systems, Inc.	19,500	872,625
Microsoft Corporation	8,200	1,823,844
Oracle Corporation	11,500	743,935
Visa, Inc. - Class A	3,400	743,682
		7,822,408

Total Common Stocks (Cost $15,629,678)		$ 37,491,936

EXCHANGE-TRADED FUNDS - 12.9%	Shares	Value
Communication Services Select Sector SPDR Fund	4,500	$ 303,660
Consumer Staples Select Sector SPDR Fund	9,500	640,775
iShares Expanded Tech-Software Sector ETF	2,700	956,070
iShares PHLX Semiconductor ETF	1,700	644,606
SPDR Portfolio S&P 500 Growth ETF	8,000	442,320
SPDR Portfolio S&P 500 Value ETF	31,265	1,075,203
Vanguard Information Technology ETF	3,700	1,309,023
Vanguard S&P 500 ETF	1,000	343,690
Total Exchange-Traded Funds (Cost $3,294,814)		$ 5,715,347

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 2.2%	Shares	Value
Federated Hermes Government Obligations Fund - Institutional Class, 0.01% (b) (Cost $965,600)	965,600	$ 965,600

Total Investments at Value - 100.0% (Cost $19,890,092)		$ 44,172,883

Liabilities in Excess of Other Assets - (0.0%) (c)		(1,312)

Net Assets - 100.0%		$ 44,171,571

ADR	- American Depositary Receipt.

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2020.
(c)	Percentage rounds to less than 0.1%.

See accompanying notes to Schedule of Investments.

THE JAMESTOWN FUNDS

NOTES TO SCHEDULE OF INVESTMENTS

December 31, 2020 (Unaudited)

1. Securities Valuation

The portfolio securities of The Jamestown Equity Fund (the “Fund”) are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than ETFs but including money market funds, are valued at their net asset value as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

THE JAMESTOWN FUNDS

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a summary of the Fund’s investments and the inputs used to value the investments as of December 31, 2020, by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$37,491,936	$-	$-	$37,491,936
Exchange-Traded Funds	5,715,347	-	-	5,715,347
Money Market Funds	965,600	-	-	965,600
Total	$44,172,883	$-	$-	$44,172,883

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 securities or derivative instruments held by the Fund as of or during the period ended December 31, 2020.

2. Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

3. Federal Income Tax

The following information is computed on a tax basis for each item as of December 31, 2020:

Tax cost of portfolio investments	$19,953,933
Gross unrealized appreciation	$24,288,822
Gross unrealized depreciation	(69,872)
Net unrealized appreciation	$24,218,950

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.